CONSENT OF INDEPENDENT AUDITORS

The  Board  of  Trustees
COVA  Series  Trust:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the caption "LEGAL COUNSEL AND INDEPENDENT AUDITORS" in the statement of additional information included herein.

                                      /s/KPMG  PEAT  MARWICK  LLP

                                      KPMG  Peat  Marwick  LLP


Chicago,  Illinois
October  17,  1996